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                                                                    EXHIBIT 99.2

                               CONSENT OF EXPERT

                                 July 30, 1999

   We consent to the inclusion in this Registration Statement on Form S-1 of references to our firm under the caption "Experts."

                                          /s/ Ching & Lee

Honolulu, Hawaii